                                                                      Exhibit 24


                                  AMOCO COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints W. R. Hutchinson, J. L. Carl and D. B. Pinkert, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 27th day of April, 1995.







                              \s\ John L. Carl
                              --------------------------------------------------
                              Name:  John L. Carl
                                    ---------------------------------------

                                  AMOCO COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints W. R. Hutchinson, J. L. Carl and D. B. Pinkert, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 28th day of April, 1995.







                              \s\ W. R. Hutchinson
                              --------------------------------------------------
                              Name:  W. R. Hutchinson
                                    ---------------------------------------

                                  AMOCO COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints W. R. Hutchinson, J. L. Carl and D. B. Pinkert, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 28th day of April, 1995.







                              \s\ J. R. Reid
                              --------------------------------------------------
                              Name:  J. R. Reid
                                    ---------------------------------------

                                  AMOCO COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints W. R. Hutchinson, J. L. Carl and D. B. Pinkert, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 28th day of April, 1995.







                              \s\ Daniel B. Pinkert
                              --------------------------------------------------
                              Name:  Daniel B. Pinkert
                                    ---------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  H. L. Fuller
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  J. L. Carl
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 21st day of December, 1994.







                              \s\  J. R. Reid
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  L. D. Thomas
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  Donald R. Beall
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  Ruth Block
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 21st day of December, 1994.







                              \s\  John H. Bryan
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  E. B. Davis, Jr.
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  Richard Ferris
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of Dec., 1994.







                              \s\  F. A. Maljers
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 19th day of Dec., 1994.







                              \s\  Robert H. Malott
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 17 day of December, 1994.







                              \s\  W. E. Massey
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  Martha R. Seger
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of December, 1994.







                              \s\  Michael Wilson
                              --------------------------------------------------

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
H. L. Fuller, P. J. Early, L. D. Thomas, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 19th day of December, 1994.







                              \s\  R. D. Wood
                              --------------------------------------------------

                           AMOCO ARGENTINA OIL COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Sheppard, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 14th day of July, 1995.







                              \s\  Robert A. Sheppard
                              --------------------------------------------------
                              Name: Robert A. Sheppard
                                    ---------------------------------------

                           AMOCO ARGENTINA OIL COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Sheppard, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 14th day of July, 1995.







                              \s\  Marsha C. Williams
                              --------------------------------------------------
                              Name: Marsha C. Williams
                                    ---------------------------------------

                           AMOCO ARGENTINA OIL COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Sheppard, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 17 day of July, 1995.







                              \s\  J. E. Rutter
                              --------------------------------------------------
                              Name: J. E. Rutter
                                    ---------------------------------------

                           AMOCO ARGENTINA OIL COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Sheppard, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 17th day of July, 1995.







                              \s\  J. C. Burton
                              --------------------------------------------------
                              Name: J. C. Burton
                                    ---------------------------------------

                           AMOCO ARGENTINA OIL COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Sheppard, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 14th day of July, 1995.







                              \s\  Jerry M. Gross
                              --------------------------------------------------
                              Name: Jerry M. Gross
                                    ---------------------------------------

                           AMOCO ARGENTINA OIL COMPANY

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Sheppard, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 14th day of July, 1995.







                              \s\  D. H. Welch
                              --------------------------------------------------
                              Name: D. H. Welch
                                    ---------------------------------------